SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 24, 2003

VERITY, INC.

(Exact name of registrant as specified in charter)

Delaware	000-26880	77-0182779
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

894 Ross Drive

Sunnyvale, California 94089

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (408) 541-1500

Item 9.  Regulation FD Disclosure

The information contained in this Item 9 is being furnished pursuant to Item 12 of Form 8-K “Results of Operations and Financial Condition” in accordance with SEC Release Nos. 33-8216 and 34-47583.

On June 24, 2003, Verity issued a press release announcing financial results for its fiscal year ended May 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This information and the exhibit hereto are being furnished, and shall not be deemed to be “filed,” with the SEC. The information in this report shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VERITY, INC.

Dated: June 24, 2003	By:	/s/ Steven R. Springsteel
Steven R. Springsteel
Senior Vice President of Finance and Administration, and Chief Financial Officer

INDEX TO EXHIBITS

99.1	Press release of Verity, Inc. dated June 24, 2003, announcing results for the fiscal year 2003.